John Hancock Funds II (the Trust)

Alternative Asset Allocation Fund (the fund)

Supplement dated March 25, 2021 to the current prospectus, as may be supplemented

At its meeting held on March 23-25, 2021, the Trust’s Board of Trustees approved a change to the fund’s contractual expense limitation arrangements, effective March 25, 2021 (Effective Date).

In connection with the change described above, the prospectus is hereby amended as of the Effective Date as follows:

The Annual fund operating expenses table and the Expense example table under “Fees and expenses” in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R6
Management fee	0.37	0.37	0.37	0.37	0.37	0.37
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10	0.00
Additional other expenses	0.21	0.21	0.21	0.09	0.09	0.09
Total other expenses	0.21	0.21	0.21	0.34	0.19	0.09
Acquired fund fees and expenses[1]	1.01	1.01	1.01	1.01	1.01	1.01
Total annual fund operating expenses[2]	1.89	2.59	1.59	1.97	1.82	1.47
Contractual expense reimbursement[3]	–0.22	–0.22	–0.22	–0.22	–0.32[4]	–0.22
Total annual fund operating expenses after expense reimbursements	1.67	2.37	1.37	1.75	1.50	1.25

1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which other expenses of the fund exceed 0.04% of average daily net assets of the fund. For purposes of this agreement, “Other expenses of the fund” means all fund expenses, excluding (a) taxes; (b) brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) advisory fees; (f) class-specific expenses; (g) underlying fund expenses (acquired fund fees); and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee by 0.05% of the fund’s average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the fund over $5 billion. These agreements expire on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive its advisory fee for the fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the fund’s first $5 billion of average net assets and 0.525% of the fund’s average net assets in excess of $5 billion. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.
4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	661	340	240	139	178	153	127
3 years	1,044	785	785	480	597	541	443
5 years	1,451	1,356	1,356	845	1,042	955	782
10 years	2,584	2,738	2,738	1,871	2,278	2,111	1,739

The second paragraph under “Additional information about fund expenses” in the “Who’s Who” section is hereby removed.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

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